# SAFE, RELIABLE NATURAL GAS AT OUR CORE … AND SO MUCH MORE







# Chicago Financial Community

April 6-7, 2016

New Jersey Resources

# Regarding Forward Looking Statements

Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. New Jersey Resources (NJR or the Company) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should" and similar expressions may identify forward-looking information and such forward-looking statements are made based upon management's current expectations and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on NJR will be those anticipated by management. Forward-looking information in this presentation includes, but is not limited to, certain statements regarding NJR's Net Financial Earnings (NFE) guidance for fiscal 2016 and NFE growth beyond 2016, dividend growth and payout ratio goals, forecasted contribution of business segments to fiscal 2016 NFE and to NFE beyond fiscal 2016, future New Jersey Natural Gas Company (NJNG) customer growth, future capital expenditures and infrastructure investments, NJNG's base rate case, and post rate case regulatory agenda, the effect of the federal Production Tax Credit (PTC) and federal Investment Tax Credit (ITC) extension on NJRCEV, the long-term outlook for NJR Clean Energy Ventures Corporation (NJCEV), diversification of NJRCEV's strategy, NJRCEV's future solar and wind projects, the PennEast Pipeline project and NJR's cash flow forecast.

The factors that could cause actual results to differ materially from NJR's expectations include, but are not limited to, weather and economic conditions; changes in the rate of NJNG's customer growth; volatility of natural gas and other commodity prices; changes in rating agency requirements and/or credit ratings; the impact of volatility in the credit markets; the ability to comply with debt covenants; the impact to the asset values and resulting higher costs and funding obligations of NJR's pension and post-employment benefit plans as a result of downturns in the financial markets, lower discount rates, revised actuarial assumptions or impacts associated with the Patient Protection and Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market; the ability to obtain governmental and regulatory approvals, land-use rights, electrical grid connection and/or financing for the construction, development and operation of NJR's non-regulated energy investments and NJNG's planned infrastructure projects in a timely manner; risks associated with the management of the company's joint ventures, partnerships and investment in a master limited partnership; risks associated with our investments in renewable energy projects, including the availability of regulatory and tax incentives, the availability of viable projects and NJR's eligibility for ITCs and PTCs, the future market for Solar Renewable Energy Certificates (SRECs) and operational risks related to projects in service; timing of qualifying for ITCs and PTCs due to delays or failures to complete planned solar and wind energy projects; the level and rate at which NJNG's costs and expenses are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process, including through the base rate case filing; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas; risks related to our employee workforce; the regulatory and pricing policies of federal and state regulatory agencies; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; risks related to changes in accounting standards; the disallowance of recovery of environmental-related expenditures and other regulatory changes; environmental-related and other litigation and other uncertainties; risks related to cyber-attack or failure of information technology systems; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers. The aforementioned factors are detailed in the "Risk Factors" sections of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on November 24, 2015, which is available on the SEC's website at sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

# Disclaimer Regarding Non-GAAP Financial Measures

This presentation includes the non-GAAP measure NFE. As an indicator of the Company's operating performance, this measure should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flow, net income, operating income or earnings per share.

NFE excludes unrealized gains or losses on derivative instruments related to the Company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJR Energy Services (NJRES). Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJRCEV, as such adjustment is related to tax credits generated by NJRCEV.

**Management uses NFE as a supplemental measure to other GAAP results to provide a more complete understanding of the Company's performance. Management believes this non-GAAP measure is more reflective of the Company's business model, provides transparency to investors and enables period-to-period comparability of financial performance. For a full discussion of our non-GAAP financial measures, please see NJR's most recent Form 10-K, Item 7. This information has been provided pursuant to the requirements of SEC Regulation G.**

# Our Businesses

| Business | Highlights | | Expected Net Financial Earnings Contribution Fiscal 2016 |
|---|---|---|---|
| New Jersey Natural Gas | • Strong customer growth<br>• Infrastructure investments to ensure safety and reliability<br>• Regulatory incentives | Regulated | → 60 – 70 percent |
| NJR Midstream | • Steckman Ridge – 12 Bcf storage facility<br>• 20 percent interest in PennEast Pipeline<br>• 1.8 million Dominion Midstream Partners, LP units | Regulated | → 5 – 10 percent |
| NJR Clean Energy Ventures | • Residential and commercial solar programs – 118.4 MW installed capacity<br>• Among the largest residential installers in New Jersey<br>• Three onshore wind projects – 80.4 MW installed capacity; fourth announced | Unregulated | → 10 – 20 percent |
| NJR Energy Services | • Physical natural gas and producer services<br>• Storage and asset management<br>• Positioned to capitalize on growing natural gas demand | Unregulated | → 5 – 15 percent |
| NJR Home Services | • Installation of heating, cooling and natural gas generators<br>• Approximately 116,000 service contracts<br>• Appliance repair services | Unregulated | → 1 – 3 percent |

# Fiscal First Quarter 2016 Highlights

- Net Financial Earnings (NFE) of $.58 per share*
- NJR Energy Services (NJRES) continued to perform in line with expectations
- $44.4 million of infrastructure investments driven by customer growth and system reliability
- NJNG added 2,046 new customers
- Retired last section of cast iron main – only utility in NJ to eliminate all cast iron
- Base rate case filed in November

| ($MM) | Three Months Ended December 31, | |
|---|---|---|
| Company | 2015 | 2014 |
| New Jersey Natural Gas | $30.6 | $28.2 |
| NJR Midstream | 2.3 | 2.1 |
| NJR Clean Energy Ventures | 7.5 | 9.0 |
| NJR Energy Services | 10.0 | 16.4 |
| NJR Home Services/Other | (0.8) | (0.6) |
| **Total** | **$49.6** | **$55.1** |
| **Per basic share** | **$.58** | **$.65** |

- Production Tax Credit (PTC) and Investment Tax Credit (ITC) extensions
- Completed Alexander, our third onshore wind project
- NJRES benefited from short-term volatility

** A reconciliation from NFE to net income is set forth on Slide 33 in the Appendix.*

# Long-Term Average Annual NFE Goal Remains 5 to 9 Percent

- Invest in ***infrastructure projects*** that support ***reliable and resilient service***
- Continue ***strong utility customer growth***
- Invest in Midstream projects such as ***PennEast Pipeline***
- Provide customers with ***renewable, cost-efficient electricity*** through our Clean Energy business
- Provide ***physical and producer services*** through our Energy Services business



Fiscal 2016
5-10%
5-15%
1-3%
10-20%
60-70%

Our fiscal 2016 NFE is guidance $1.55 to $1.65 per share



New Jersey Natural Gas
NJR Midstream
NJR Energy Services
NJR Home Services
NJR Clean Energy Ventures

# Dividend Growth and Payout Ratio

- Dividend growth goal of 6 to 8 percent annually
- 22 dividend increases in 20 years
- Dividend payout ratio goal of 60 to 65 percent
- 6.7 percent increase to current $.96 annual rate



Dividends and Payout
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Dividends
70%
60%
50%
40%
30%
20%
10%
0%
Payout Ratio
$.72
$.77
$.81
$.86
$.92
$.96*
2011
2012
2013
2014
2015
2016E
Ind. Div Rate
Payout

** Current annual rate, dividend payout ratio based on midpoint of NFE guidance.*

# Infrastructure Spending Continues


Capital Expenditures
Millions
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
2015A - $336
2016E - $550
2017E - $540
$185
$151
$333
$217
$391
$149
Regulated
Non Regulated
Regulated
Non Regulated
Regulated
Non Regulated
NJNG
Midstream
Solar
Wind

**Regulated Utility combined with Midstream represents greatest portion of capital spending, with a focus in infrastructure investments**

# Strong Fundamentals Drive the Majority of NJNG's Growth

**Largest stand-alone natural gas utility in New Jersey**

- 516,300 customers
- Growing customer base; balanced mix of new construction and conversions

**Reputation for Excellent Service**

- Highest ranked in East Region in J.D. Power's 2015 Gas Utility Residential Customer Satisfaction Study℠*
- Cogent Reports awards for Most Trusted Utility Brand and Utility Environmental Champion in the Northeast**

**Mutually Beneficial Regulatory Relationships**

- Decoupled rates (CIP)
- Customer Incentives (BGSS)
- Efficiency Programs (SAVEGREEN)
- Infrastructure Programs (SAFE/NJ RISE)



12% of Customers
Parsippany
Morris
NYC
43% of Customers
Monmouth
Asbury Park
44% of Customers
Ocean
Toms River
Burlington
1% of Customers

*New Jersey Natural Gas received the highest numerical score among large utilities in the Eastern U.S. in the proprietary J.D. Power 2015 Gas Utility Residential Customer Satisfaction Study℠. Study based on 66,043 online interviews ranking 11 providers in the Eastern U.S. (CT, DC, MD, MA, NJ, NY, PA, RI, VA). Proprietary study results are based on experiences and perceptions of consumers surveyed September 2014-July 2015. Your experiences may vary. Visit jdpower.com.

** According to a study by Cogent Reports, a division of Market Strategies International, July 2015. Cogent Reports Environmental Champions are determined based on Environmental Dedication scores and rankings in its 2015 Utility Trusted Brand & Customer Engagement™ study that reflect the extent to which consumers believe providers are supporting environmental causes, committed to environmentally friendly energy sources, encouraging green initiatives and offering tools to help consumers save energy.

# Strong Customer Growth



Customers at Fiscal Year End
520
510
500
490
480
470
460
Thousands
478
484
487
490
495
500
497
504
512
2007
2008
2009
2010
2011
2012
2013
2014
2015



Customer Additions
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
7,599
7,858
8,150
8,550
8,750
FY14A
FY15A
FY16E
FY17E
FY18E
New Construction
Conversions

**Customer growth forecast of 24,000 - 28,000 over the next three years; 1.6 percent annual new customer growth rate**

# Key Trends Support Future Customer Growth

## Population Change 2000-2014[1]



15.0%
10.0%
5.0%
0.0%
6.3%
2.3%
14.1%
Morris
Monmouth
Ocean

*1. Source: US Census data, 2014 estimates*

## Equivalent Customer Cost[2]



$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$0.88
$1.74
$3.89
$4.10
NJNG
Fuel Oil
Propane
Electricity

*2. Source: US Energy Information Administration data as of March 2016. Based on 100,000 comparable BTUs*

## New Construction[3] = 85,842



2015-2017, 10,920
2018-Buildout, 74,922

*3. Source: A.D. Little*

## Conversions[4]



Non Heat, 6,900
On Main, 36,322
Off Main, 47,840
Near Main, 28,974

*4. Source: NJNG Marketing*

# Collaborative Regulatory Relationships

## Regulatory and Incentive Programs

- BGSS: Basic Gas Supply Service Incentives (1992)
  - Off-system sales and capacity release incentives
- CIP: Conservation Incentive Program (2006)
  - Decoupling mechanism that normalizes the impact of weather and usage
- The SAVEGREEN Project® (2009)
  - Energy efficiency program
- SAFE: Safety Acceleration and Facility Enhancement Program (2012)
  - Replacement of old cast iron and unprotected steel main
- NJ RISE: New Jersey Reinvestment in System Enhancement (2014)
  - System enhancement/reliability projects driven by Superstorm Sandy

# Base Rate Case Update

- November 2015 filing date established with the approval of SAFE in 2012
- Requested an increase of $147.6 million
- Proposed rate base of nearly $1.6 billion
- Overall cost of capital:

| ($ Millions) | Amount | Percent | Embedded Cost | Weighted Cost |
|---|---|---|---|---|
| Long-term Debt | $743.2 | 46.35% | 3.97% | **1.84%** |
| Common Equity | 860.4 | 53.65% | 11.00% | **5.90%** |
| **Total** | **$1,603.6** | **100.00%** | | **7.74%** |

## Current Status:

- Office of Administrative Law procedural schedule issued
- Over 500 data requests received thus far
- Expect new base rates in the first quarter of fiscal 2017

# Recent Rate Case Decisions in NJ

| Company | Filing Date | Decision Date | Overall Weighted Cost of Capital | Return on Equity | Equity Ratio |
|---|---|---|---|---|---|
| **Programs** | | | | | |
| **SAFE** | 3/20/12 | 10/23/12 | 6.90% | 9.75% | 53.5% |
| **NJ RISE** | 9/3/13 | 7/23/14 | 6.74% | 9.75% | 53.5% |
| **SAVEGREEN** | 12/14/14 | 7/23/15 | 6.69% | 9.75% | 53.3% |
| **Base Rate Cases** | | | | | |
| **South Jersey Gas** | November 2013 | September 2014 | 7.10% | 9.75% | 51.9% |
| **Atlantic City Electric** | March 2014 | September 2014 | 7.75% | 9.75% | 49.8% |
| **JCP&L** | September 2011 | March 2015 | 8.01% | 9.75% | 50.0% |
| **American Water-NJ** | January 2015 | September 2015 | 7.55% | 9.75% | 52.0% |

# NJNG – Post Rate Case

**Following the conclusion of the base rate case**

- Continuation of strong customer growth
- Existing programs continue
  - BGSS Incentives
  - CIP
  - SAVEGREEN
- NJ RISE
  - Complete "hardening" projects
- SAFE Extension
  - Pending at BPU
  - Approximately $200 million to complete the replacement of unprotected steel pipe
  - Seeking regulatory treatment to provide a real-time return similar to NJ RISE

# Our Midstream Portfolio

- **Steckman Ridge**
  - $127 million investment, 12 Bcf natural gas storage facility in southwest Pennsylvania
  - 50/50 joint venture with Spectra Energy
  - Direct access to Texas Eastern and Dominion Transmission pipelines and access to Northeast and Mid-Atlantic markets

- **Dominion Midstream Partners, LP**
  - 1.8 million units, value $58.7million*
  - Current annual distribution rate of $0.854 per unit

- **PennEast Pipeline**
  - 118-mile pipeline connecting Marcellus supply to Northeast; 20 percent interest
  - Pipeline capacity of up to 1.1 MMdth/day
  - Total projected capital expenditures of $1.2 billion
  - Filed 7(c) with FERC in September 2015
  - Received FERC Notice of Schedule (NOS) for Environmental Review in March 2016
  - Anticipated in-service date of second half of 2018 (4Q FY 2018/1Q FY 2019 for NJR)

** As of April 4, 2016 close.*

# PennEast Pipeline

- Signed precedent agreements for 990 Mdth/day
- Current ownership: NJR, GAS, SJI, UGI at 20 percent and PSEG and SEP at 10 percent



PennEast PIPELINE
Compressor: 47,700 HP (ISO)
PennEast Pipeline
Transco
Tennessee
Millennium
Algonquin
Texas Eastern
Columbia
Proposed Route 7/20/15

# NJRCEV: Commercial and Residential Portfolio

## Commercial Solar

- Projects include roof- and ground-mounted installations, both grid-connected and net-metered
- 22 projects in service
- 82.4 MW



## Residential Solar - The Sunlight Advantage®

- Approximately 4,050 customers added since inception
- 36.0 MW


The Sunlight Advantage

# PTC and ITC Extended By Congress

***What happened?***

- PTC extended for wind projects
  - 10 years of PTC at full level ($23 per MW) for projects under construction by December 2016
  - Declines 20 percent per year for projects starting construction in 2017, 2018 and 2019
- ITC extended for solar projects with sunset provisions
  - 30 percent ITC for projects under construction by December 2019
  - Declines 4 percent per year for projects starting construction in 2020 and 2021 for projects in service by December 2023
  - Projects started in 2021 eligible for 10 percent ITC
- PTC will likely increase viable onshore wind projects

***What does it mean for NJRCEV?***

- Diversification strategy is unchanged at this time
  - Continue to build out grid-connected solar projects, and continue to invest in residential solar and onshore wind projects
- ITC extension provides NJRCEV the option of reviewing solar investment opportunities not currently in plan

# New $84 Million Ringer Hill Project

- Located about 60 miles southeast of Pittsburgh
- 14 GE turbines with a total capacity of 39.9 megawatts
- Expected to be in-service in the first quarter of fiscal 2017
- Majority of energy produced will be hedged under a 15-year agreement with Iron Mountain
- Expected to qualify for a 10-year federal PTC



Lake Erie
NEW YORK
Erie
Titusville
Susquehanna
Delaware
Scranton
Williamsport
Wilkes-Barre
Allegheny
POCONO MTS.
Hazleton
New Castle
PENNSYLVANIA
State College
Bethlehem
Altoona
Allentown
Ohio
Pittsburgh
Lebanon
Reading
Johnstown
HARRISBURG
Norristown
Ringer Hill
APPALACHIAN MTS
Lancaster
Philadelphia
Gettysburg
York
Monongahela
Chester
NEW JERSEY
WEST VIRGINIA
MARYLAND
DELAWARE

# Onshore Wind Portfolio

| | Two Dot | Carroll Area | Alexander |
|---|---|---|---|
| **Size** | 9.7 MW | 20 MW | 50.7MW |
| **Location** | 93 miles SE of Helena, MT | 65 miles NW of Des Moines, IA | Rush County, Kansas |
| **Capital** | $21 million | $42 million | $85 million |
| **Contractor** | Mortensen Construction | Mortenson Construction | Mortenson Construction |
| **Turbines** | General Electric | Siemens | Siemens |
| **PPA** | 25-year with Northwestern Energy, PTC eligible | 25-year with MidAmerican Energy, PTC eligible | PPAs and financial hedges with Kansas City BPU and Yahoo!, Inc. for the entire output |
| **Status** | IN SERVICE - June 2014 | IN SERVICE - January 2015 | IN SERVICE - December 2015 |


CANADA
MONTANA
Two Dot
IDAHO
WYOMING


MINNESOTA
WISCONSIN
IOWA
Carroll
Area
NEBRASKA
MISSOURI
ILLINOIS


NEBRASKA
IOWA
COLORADO
MISSOURI
KANSAS
Alexander
TEXAS
OKLAHOMA
ARKANSAS

# New Jersey Residential Market Opportunities

**Sunlight Advantage provides customers with 25-30 percent savings versus current utility rates**

- Offerings in 2017 likely to offer 15-20 percent savings

**Solar panel and inverter prices are projected to decline**

- More efficient panels help to control labor costs

**Significant market remains in New Jersey**

- Approximately 20 percent of single family homes are suitable for solar – 400,000 homes
- Current penetration is approximately 34,000
- Sunlight Advantage is competitive; current market share of approximately 11 percent

**# of Sunlight Advantage Projects by County**



55
39
15
11
3
7
18
10
57
18
433
105
1504
107
100
100
728
234
274

# New Jersey Clean Energy Market

**New Jersey legislature passes law to boost renewables markets**

↓

| RPS<br>Renewable Portfolio Standard | SACP<br>Solar Alternative Compliance Payment | Compliance Options | SREC Market |
|---|---|---|---|
| Law established requirements for Load Serving Entities (LSEs) for each Energy Year (June 1 - May 31) | Set penalties for non-compliance with RPS<br><br>Intent to incentivize solar construction | (1) Construct solar, (2) purchase SRECs or (3) pay the penalty | Compliance decisions based on forecasted SREC values<br><br>LSE and others can buy and sell SRECS in market |

# Improved SREC Fundamentals

**Installations (MW)**



90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
85
20
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15
Mar-15
May-15
Jul-15
Sep-15
Nov-15
Jan-16

**SREC Prices**



$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
$285
$70
11/2/2012
2/2/2013
5/2/2013
8/2/2013
11/2/2013
2/2/2014
5/2/2014
8/2/2014
11/2/2014
2/2/2015
5/2/2015
8/2/2015
11/2/2015
2/2/2016

**NJRCEV forecasts SREC production to grow to 216,000 by fiscal 2018**

*Source of Monthly Capacity Additions: NJ Clean Energy Program*
*Source of SREC Prices: Karbone*

# NJRCEV Is Actively Hedging SRECs to Reduce Future Price Volatility



250
200
150
100
50
0
Thousands of SRECs
172
159
195
119
216
85
FY16
FY17E
FY18E
Hedged
Expected Generated
Current Generation

| | FY16 | FY17E | FY18E |
|---|---|---|---|
| Pct. Hedged: | 92% | 61% | 39% |
| Average Price: | $211 | $225 | $230 |

*As of January 31, 2016*

# NJR Energy Services

**Strategy**

- Create value from a diverse portfolio of physical gas assets and services
- Provide physical, producer and asset management services to wholesale customers across North America

**Business Lines**

- Firm storage (40 Bcf in the US and Canada)
- Firm transportation (1.4 Bcf/d)
- Producer services
- Utility asset management
- Electric generation management

**Create significant upside potential while managing downside risk**

- Contract or acquire physical assets in opportunistic locations and execute revenue-generating strategies based on market fluctuations
- Develop strong customer relationships within the marketplace to provide services from these options
- Arbitrage financial markets versus physical positions

# NJR Energy Services

- In business since 1995 and generated NFE every year
- Realistic NJRES earnings forecast for fiscal 2016 and beyond


NFE
$90
$60
$30
$0
$MM
FY11A
FY12A
FY13A
3 Yr Avg
FY14
FY15A
FY16E
FY17E
FY18E

# Our Path To Incremental Growth

## Fiscal 2016

**NJNG**
- ✓ Customer growth
- ✓ CIP
- ✓ BGSS incentives
- ✓ Infrastructure programs
- ✓ SAVEGREEN
- ✓ NJ RISE
- ✓ SRL
- ✓ Rate case filing
- ✓ Liquefaction plant in service

**Midstream**
- ✓ PennEast continued progress

**Clean Energy**
- ✓ More SRECs; stable prices
- ✓ Alexander completed; new wind investments

**Energy Services**
- ✓ Physical natural gas services
- ✓ Producer services

## + Fiscal 2017

**NJNG**
- ✓ New base rates
- ✓ SRL in service

**Midstream**
- ✓ PennEast continued progress

**Clean Energy**
- ✓ More SRECs, stable prices
- ✓ Increased earnings from wind and SREC sales
- ✓ Ringer Hill in service

## + Fiscal 2018

**NJNG**
- ✓ NJ RISE (post rate case)
- ✓ SAFE (post rate case)

**Midstream**
- ✓ PennEast continued progress

**Clean Energy**
- ✓ Residential solar continues

# APPENDIX

# Procedural Schedule of the Office of Administrative Law

| | |
|---|---|
| **April** | Public hearings |
| **Week of April 11th, 2016** | Discovery conference |
| **May 20, 2016** | NJNG produces its 10+2 Update |
| **June 6, 2016** | Discovery/ Settlement Conferences |
| **Week of June 20th, 2016** | Settlement Conferences |
| **June 30, 2016** | Rate Counsel/Intervenor Pre-Filed Direct Testimony due |
| **July 5, 2016** | Discovery on Rate Counsel/Intervenor testimony due |
| **July 15, 2016** | Rate Counsel/Intervenor discovery responses due |
| **July 20, 2016** | NJNG produces its 12+0 Update |
| **July 22, 2016** | NJNG Pre-Filed Rebuttal Testimony due |
| **July 29, 2016** | Discovery on rebuttal |
| **August 5, 2016** | Responses to discovery on rebuttal |
| **Week of August 1st, 2016** | Settlement Conferences |
| **August 8-12, 2016** | Hearings |

# Capital Expenditures

| ($MM) | 2015A | 2016P | 2017P | 2018P | Total |
|---|---|---|---|---|---|
| NJNG | | | | | |
| New Customer | $33.1 | $35.2 | $32.6 | $31.5 | **$132.4** |
| Maintenance/other | 79.0 | 81.1 | 81.8 | 87.7 | **329.6** |
| SAFE/SAFE Extension | 32.8 | 31.7 | 33.3 | 31.3 | **129.1** |
| Sandy | 2.4 | - | - | - | **2.4** |
| NJ RISE | 7.4 | 17.9 | 27.5 | 33.5 | **86.3** |
| NGV Stations | 4.9 | - | - | - | **4.9** |
| Liquefaction | 16.7 | 5.8 | - | - | **22.5** |
| Southern Reliability Link | 2.9 | 119.4 | 55.3 | - | **177.6** |
| *Total NJNG* | $179.2 | $291.1 | $230.5 | $184.0 | **$884.8** |
| Midstream (PennEast) | $5.8 | $41.7 | $160.2 | $32.4 | **$240.1** |
| Total Regulated | $185.0 | $332.8 | $390.7 | $216.4 | **$1,124.9** |
| NJRCEV | | | | | |
| Residential Solar | $24.9 | $39.6 | $39.4 | $40.6 | **$144.5** |
| Commercial Solar | 38.3 | 75.7 | 16.8 | - | **130.8** |
| *Subtotal* | $63.2 | $115.3 | $56.2 | $40.6 | **$275.3** |
| Wind | 87.8 | 101.8 | 92.8 | 81.2 | **363.6** |
| Total NJRCEV | $151.0 | $217.1 | $149.0 | $121.8 | **$638.9** |
| Total | $336.0 | $549.9 | $539.7 | $338.2 | **$1,763.8** |

# Strong Internal Cash Generation to Support Capital Programs

| $MM | FY15A | FY16E | FY17E | FY18E |
|---|---|---|---|---|
| Cash Flow from Operations | $386.8 | $127.9 | $319.9 | $340.2 |
| **Uses of Funds** | | | | |
| Capital expenditures - NJNG | ($167.8) | ($291.1) | ($230.5) | ($184.0) |
| Capital expenditures - Penn East | (5.8) | (41.7) | (160.2) | (32.4) |
| Capital expenditures - CEV | (151.0) | (217.1) | (149.0) | (121.8) |
| Dividends | (76.5) | (80.7) | (87.9) | (95.7) |
| **Total Uses of Funds** | **($401.1)** | **($630.6)** | **($627.6)** | **($433.9)** |
| **Financing Activities** | | | | |
| Common stock proceeds, net | $27.6 | $0.0 | $50.0 | $38.0 |
| Debt proceeds, net | (11.5) | 462.2 | 259.5 | 53.2 |
| **Total Financing Activities** | **$16.1** | **$462.2** | **$309.5** | **$91.2** |

# Reconciliation to Non-GAAP Measures

A reconciliation of NFE for the first quarter of fiscal years 2016 and 2015 to net income is provided below:

| | Three Months Ended December 31, | |
|---|---|---|
| *(Thousands)* | **2015** | 2014 |
| **Net income** | **$48,647** | $123,320 |
| Add: | | |
| Unrealized (gain) on derivative instruments | **(1,135)** | (88,673) |
| Effects of economic hedging related to natural gas inventory | **3,813** | (8,765) |
| Tax adjustments | **(1,693)** | 29,227 |
| **Net financial earnings** | **$49,632** | $55,109 |
| | | |
| **Weighted Average Shares Outstanding** | | |
| Basic | **85,675** | 84,552 |
| Diluted | **86,676** | 85,574 |
| | | |
| **Basic earnings per share** | **$ .57** | $ 1.46 |
| **Basic net financial earnings per share** | **$ .58** | $ .65 |